                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                           VARIABLE SEPARATE ACCOUNT

                           -------------------------

         SUPPLEMENT TO THE POLARIS II PROSPECTUS DATED JANUARY 29, 1999

The footnotes to the EXAMPLES on page 4 of the Prospectus has been replaced with the following sentence:

    *We do not currently charge a surrender charge upon annuitization unless the contract is annuitized under the Income Protector program. We will access any applicable surrender charge upon annuitizations effected using the Income Protector program as if you had fully surrendered your contract.

The second full paragraph on page 8 of the Prospectus has been replaced with the following paragraph:

     Anchor National does not assess a MVA against withdrawals under the following circumstances:

          -    To pay a death benefit:

          -    If made within 30 days after the end of a guarantee period;

          -    If made to pay contract fees and charges.

The following sentence is added to the end of the first paragraph on page 15:

     We reserve the right to modify, suspend or terminate the Income Protector program at any time.

The chart in the right-hand column on page 15 has been replaced with the following:

Alternative                        Growth Rate*
-----------                        ------------
The Income Protector Plus              3.25%
The Income Protector Max               6.50%

*If you elect the Plus or Max feature on a subsequent anniversary, the Growth
 Rates may be different.

The sentence under the section titled HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR on page 17 has been replaced with the following sentence:

     This table assumes a $100,000 initial investment net of sales charges in a Non-qualified contract with no withdrawals, additional payments or premium taxes, no STEP-UP, current growth rates and the election of the optional income protector benefits at contract issue.


Date: February 12, 1999

               Please keep this Supplement with your Prospectus.